UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2015

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee 37402
(Address of principal executive offices) (zip code)

(423) 385-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

On July 29, 2015, Cornerstone Bancshares, Inc. (“Cornerstone”) announced that the Board of Governors of the Federal Reserve System had approved the application by Cornerstone to merge with SmartFinancial, Inc. and thereby indirectly acquire SmartBank.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release dated July 29, 2015 concerning approval of merger by Federal Reserve Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date: July 29, 2015	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 29, 2015 concerning approval of merger by Federal Reserve Board.

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